SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM 8-K



                           CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

        Date  of  Report  (Date  of  earliest event reported):

                          March 22, 2001

                        METRIS MASTER TRUST
                      METRIS RECEIVABLES, INC.

               (Originator of the Metris Master Trust)
         (Exact name of registrant as specified in its charter)


       Delaware                   033-99514              41-1810301
(State of Incorporation)   (Commission File Number)  (IRS Employer
                                                      Identification No.)



       10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
             (Address of principal executive offices)


                            (952) 417-5645
          (Registrant's telephone number, including area code)



                          METRIS RECEIVABLES, INC.
                        Current Report on Form 8-K


Item . 5          Other Events

                        Ex. 10 Series 2000-1 Supplemental

                        Ex. 10 Series 2000-2 Supplemental

                        Ex. 10 Series 2000-3 Supplemental

                        Ex. 10 Series 2001-1 Supplemental


                                SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         METRIS RECEIVABLES, INC.



                                         By /s/
                                            Ralph A. Than
                                            Senior Vice President and Treasurer

Dated:  March 22, 2001